UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 10, 2015 (August 8, 2015)
Date of Report (Date of earliest event reported)

PRECISION CASTPARTS CORP.
(Exact name of registrant as specified in its charter)

State of Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue
Suite 400
Portland, Oregon 97239-4254
(Address of principal executive offices)

(503) 946-4800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

Precision Castparts Corp., an Oregon corporation (the “Company”), Berkshire Hathaway Inc., a Delaware corporation (“Berkshire”), and NW Merger Sub Inc., an Oregon corporation and a wholly owned subsidiary of Berkshire (“Merger Sub”), have entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) dated as of August 8, 2015.  Pursuant to the Merger Agreement, and upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of Berkshire.

At the effective time of the Merger, each outstanding share of the Company’s common stock (other than shares of the Company’s common stock owned by Berkshire and, at Berkshire's election, certain of its wholly owned subsidiaries) will be converted into the right to receive $235 in cash, without interest (the “Merger Consideration”).  Each stock option outstanding immediately prior to the effective time of the Merger, whether or not vested, will be converted into the right to receive an amount in cash equal to (i) the number of shares of the Company’s common stock subject to the stock option, multiplied by (ii) the excess, if any, of the Merger Consideration over the exercise price per share of the stock option.  Each non-employee director stock unit outstanding immediately prior to the effective time of the Merger will be converted into the right to receive an amount in cash equal to (i) the number of shares of the Company’s common stock subject to such stock unit, multiplied by (ii) the Merger Consideration.  All stock-based account balances under the Company’s deferred compensation plans will be converted into the right to receive an amount in cash equal to (i) the number of shares of the Company’s common stock deemed invested in such account as of immediately prior to the effective time of the Merger, multiplied by (ii) the Merger Consideration.

The completion of the Merger is subject to approval by the Company’s shareholders holding a majority of the outstanding Company common stock.  The completion of the Merger is also subject to the satisfaction or waiver of certain additional customary conditions, including, among other things, (i) the absence of certain legal impediments to the consummation of the Merger; (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of certain non-U.S. governmental consents and approvals; (iii) the accuracy of the representations and warranties made by the parties (subject to certain materiality qualifiers); and (iv) the performance by the parties of obligations, agreements and covenants under the Merger Agreement in all material respects.

Each of the Company and Berkshire has made customary representations and warranties in the Merger Agreement.  The Company has also agreed to various customary covenants in the Merger Agreement, including, among other things, to conduct its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the closing of the Merger.  The Merger Agreement also contains a “no shop” provision that restricts the Company’s ability to solicit or initiate discussions or negotiations with third parties regarding other proposals to acquire the Company and the Company has agreed to certain restrictions on its ability to respond to such proposals.

The Merger Agreement contains specified termination rights for the parties and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement by the Company to enter into a definitive agreement for an acquisition proposal that constitutes a Superior Proposal (as defined in the Merger Agreement), the Company will be required to pay a termination fee equal to $600 million.

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement and the foregoing description of the Merger Agreement have been included in order to provide investors with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Berkshire or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts.  Such representations, warranties and covenants may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Berkshire or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company and Berkshire.

Rights Agreement Amendment

On August 8, 2015, the Company executed an amendment (the “Rights Agreement Amendment”) to the Rights Agreement, dated as of December 12, 2008 (the “Rights Agreement”), between the Company and Computershare Inc. (as successor rights agent to the Bank of New York Mellon), in its capacity as Rights Agent.  The Rights Agreement Amendment (1) renders the Rights Agreement inapplicable to the execution and delivery of the Merger Agreement and the consummation of the Merger, (2) provides that none of Berkshire or any of its “Affiliates” or “Associates” (each as defined in the Rights Agreement) shall be or become an “Acquiring Person” (as defined in the Rights Agreement) by virtue of or as a result of the approval, execution, delivery, performance or public announcement of the Merger Agreement or the consummation of the Merger and (3) provides that the Rights Agreement will terminate and the “Rights” (as defined in the Rights Agreement) will expire immediately prior to the effective time of the Merger, without the payment of any money or other consideration.

The foregoing summary of the Rights Agreement Amendment is qualified in its entirety to the text of the Rights Agreement Amendment, which is attached hereto as Exhibit 4.1 and the terms of which are incorporated herein by reference.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 8, 2015, the Board of Directors of the Company approved an amendment (the “Bylaw Amendment”) to Article VIII of the Company’s Bylaws, which became effective immediately.  The Bylaw Amendment added Section 8.3 to the Bylaws which provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain legal actions involving the Company will be a state or federal court located within the state of Oregon.

The foregoing summary of the Bylaw Amendment is qualified in its entirety to the text of the Bylaw Amendment, which is attached hereto as Exhibit 3.1 and the terms of which are incorporated herein by reference.

ITEM 8.01	Other Events.

In light of the announcement of the entry into the Merger Agreement, the three nominees who would have joined the Company’s Board of Directors if elected at the Company’s upcoming Annual Meeting of Shareholders (the “Annual Meeting”) to be held on August 11, 2015, Peter B. Delaney, James F. Palmer and Janet C. Wolfenbarger, have withdrawn their candidacy, effective as of August 10, 2015.  The Company has filed additional definitive materials (the “Proxy Supplement”) with the Securities and Exchange Commission with respect to the Company’s Annual Meeting which note that each of Mr. Delaney, Mr. Palmer and Ms. Wolfenbarger has decided to withdraw his/her candidacy.

Upon convening its Annual Meeting on August 11, 2015, the Company intends to adjourn the meeting, without conducting any business, to August 17, 2015 at 10:00 a.m., Pacific Time, in the Bella Vista Room of the Aquariva Restaurant, 0470 SW Hamilton Court, Portland, Oregon, to allow time for the shareholders of the Company to consider the information contained in the Proxy Supplement.  Shareholders of record at the close of business on June 9, 2015 will remain entitled to vote at the adjourned Annual Meeting.  Any proxies that are or have been submitted will be voted at the adjourned Annual Meeting.

ITEM 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit number	Name

2.1	Agreement and Plan of Merger, dated as of August 8, 2015, by and among Precision Castparts Corp., Berkshire Hathaway Inc. and NW Merger Sub Inc.
3.1	Amendment to the Bylaws of Precision Castparts Corp.
4.1
First Amendment to the Rights Agreement, dated as of August 8, 2015, between Precision Castparts Corp. and Computershare Inc. (as successor rights agent to the Bank of New York Mellon), in its capacity as Rights Agent

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company. The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement in connection with the proposed transaction. The proxy statement will contain important information about Berkshire, the Company, the proposed transaction and related matters. Additionally, the Company will file other relevant materials in connection with the proposed transaction pursuant to the terms of an Agreement and Plan of Merger by and among Berkshire, Merger Sub, a wholly owned subsidiary of Berkshire, and the Company. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Proxy Statement (when available) and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov or by phone, email or written request by contacting the Company at the following:

Precision Castparts Corp.
Attention: Investor Relations
4650 SW Macadam Ave
Portland OR 97239
503-946-4700
Investor_relations@precastcorp.com

Participants in Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from shareholders of the Company in favor of the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2015 Annual Meeting of Shareholders, which was filed with the SEC on July 2, 2015, and its Annual Report on Form 10-K for the fiscal year ended March 29, 2015, which was filed with the SEC on May 28, 2015. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, is set forth in the materials filed by the Company with the SEC, and will be set forth in the Proxy Statement relating to the proposed transaction when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication regarding the proposed transaction, the expected timetable for completing the proposed transaction, future financial and operating results, future capital structure and liquidity, benefits and synergies of the proposed transaction, future opportunities for the combined company, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the board or management of the Company constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “targets,” and other similar expressions) are intended to identify forward-looking statements. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory approval without conditions, the ability to obtain shareholder approval, and the satisfaction of the other conditions to the consummation of the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; and the other factors and financial, operational and legal risks or uncertainties described in the Company’s Annual Report on Form 10-K for the year ended March 29, 2015. The Company disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

In addition, please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause the Company’s operational and other results to differ materially from those contained in the forward-looking statements set forth in this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRECISION CASTPARTS CORP.

DATED: August 10, 2015	By:	/s/ Shawn R. Hagel
Name: Shawn R. Hagel
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit number	Name

2.1	Agreement and Plan of Merger, dated as of August 8, 2015, by and among Precision Castparts Corp., Berkshire Hathaway Inc. and NW Merger Sub Inc.
3.1	Amendment to the Bylaws of Precision Castparts Corp.
4.1
First Amendment to the Rights Agreement, dated as of August 8, 2015, between Precision Castparts Corp. and Computershare Inc. (as successor rights agent to the Bank of New York Mellon), in its capacity as Rights Agent